SECURITIES AND EXCHANGE COMMISSION
			                        WASHINGTON, D.C. 20549

			                       SCHEDULE 14A INFORMATION

              	 PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
		                      SECURITIES EXCHANGE ACT OF 1934


		                   __________________________________________

			                          Filed by the Registrant /x/
		                   Filed by a party other than the Registrant / /
		                   __________________________________________

			                          Check the appropriate box:

        	/ / Preliminary Proxy Statement  /x/ Definitive Proxy Statement

         / / Definitive Additional Materials    / / Soliciting Material
                                                    Pursuant to 240.14a-11(c)
                                                    or 240.14a-12

         / / Confidential, for Use of the Commission Only (as permitted by Rule
             14a-6(e)(2)

             		      _________________________________________

			                          ARROW INTERNATIONAL, INC.
		               (Name of Registrant as Specified in Its Charter)
		                   _________________________________________

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

			                       ARROW INTERNATIONAL, INC.
			                          3000 BERNVILLE ROAD
			                     READING, PENNSYLVANIA  19605

			                         ____________________


		                NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
		                     TO BE HELD ON JANUARY 15, 1997



To Our Shareholders:

	    The Annual Meeting of Shareholders of Arrow International, Inc. will be held at the Sheraton Berkshire Inn, Route 422 West and Papermill Road Exit,
Wyomissing, Pennsylvania at 4:00 p.m. on January 15, 1997 for the following purposes:

    	(1)     To elect four directors;

    	(2)     To act upon a proposal to ratify the appointment of
	           	Coopers & Lybrand L.L.P. as the Company's independent
           		accountants for the fiscal year ending August 31, 1997; and

    	(3)     To transact such other business, if any, as may properly come
	           	before the Annual Meeting or any adjournments thereof.

    	The Board of Directors has fixed the close of business on November 29, 1996 as the record date for the determination of shareholders entitled to notice of and to vote at the Annual Meeting and any adjournments thereof.

    	YOUR VOTE IS IMPORTANT. PLEASE SIGN AND DATE THE ENCLOSED PROXY CARD AND RETURN IT PROMPTLY IN THE ENCLOSED RETURN ENVELOPE, WHETHER OR NOT YOU EXPECT TO ATTEND THE ANNUAL MEETING. YOU MAY REVOKE YOUR PROXY AND VOTE IN PERSON IF YOU DECIDE TO ATTEND THE ANNUAL MEETING.

		        	By Order of the Board of Directors,

		        	T. Jerome Holleran,
			        Secretary


December 16, 1996
Reading, Pennsylvania

				                          PROXY STATEMENT

		                  1997 ANNUAL MEETING OF SHAREHOLDERS

				                                 OF

			                      ARROW INTERNATIONAL, INC.



	    This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Arrow International, Inc. for the Annual
Meeting of Shareholders to be held on January 15, 1997, or any adjournments thereof.

    	The Board of Directors has fixed the close of business on November 29, 1996 as the record date for the determination of the shareholders entitled to notice of, and to vote at, the Annual Meeting. On that date there were 23,228,899 shares of Common Stock outstanding and entitled to vote at the Annual Meeting. Each share of Common Stock is entitled to one vote. A majority of the outstanding shares of Common Stock is required to establish a quorum at the Annual Meeting. The affirmative vote of a plurality of the votes cast is required for the election of directors. The affirmative vote of a majority of the votes cast is required to ratify the appointment of independent accountants for fiscal 1997. Shares represented by proxies will be voted in accordance with the specifications made on the proxy card by the shareholder.

    	With regard to the election of directors, votes may be cast in favor or withheld; votes that are withheld will be counted for purposes of determining the presence or absence of a quorum for the transaction of business at the Annual Meeting, but will be excluded entirely from the vote and will have no effect on the outcome of the voting. With regard to the ratification of the appointment of independent accountants, abstentions may be specified. Since the affirmative vote of a majority of the votes cast is required in respect of such proposal, an abstention with respect to such proposal will have the same effect as a vote against such proposal.
Any proxy not specifying the contrary will be voted in the election of directors for each of the Board of Directors' nominees and in favor of the proposal to ratify the appointment of independent accountants. A shareholder giving a proxy has the right to revoke it by a duly executed proxy bearing a later date, by attending the Annual Meeting and voting in person, or by otherwise notifying the Company prior to the Annual Meeting. Under applicable Pennsylvania law, broker non-votes (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owners or other persons entitled to vote shares on a particular matter as to which the brokers or nominees do not have discretionary power) may be counted as present or represented for purposes of determining the presence or absence of a quorum for the transaction of business, but will not be counted for purposes of determining whether any non-discretionary proposals to be voted upon at the Annual Meeting have been approved. The Company believes that the proposals to be considered at the Annual Meeting are proposals in respect of which brokers and other nominees typically have discretion. Accordingly, unless one or more beneficial owners of the Common Stock have withheld discretionary authority from their brokers or nominees in respect of these types of proposals, the Company does not anticipate that there will be any broker non-votes in respect of such proposals. If there are any broker non-votes in respect of the proposals, however, the Company intends to treat such broker non-votes as stated above.

	    The mailing address of the principal executive offices of the Company is P.O. Box 12888, 3000 Bernville Road, Reading, Pennsylvania 19612. This Proxy Statement and the enclosed proxy card are being furnished to shareholders on or about December 16, 1996.


	                  PROPOSAL 1 - ELECTION OF DIRECTORS

	     The Board of Directors of the Company is currently composed of seven directors, although up to 12 directors are permitted by the Company's Restated Articles of Incorporation and By-Laws. If all of the persons currently nominated for election to the Board are elected, the composition of the Board of Directors will be increased to nine directors. Under the Company's Restated Articles of Incorporation and By-laws, the Board is divided into four classes, as nearly equal in number as possible. At each Annual Meeting of Shareholders, directors constituting one class are elected for a four-year term (or for such lesser term as may be specified in the proxy statement furnished in connection therewith). The Board of Directors has nominated Marlin Miller, Jr. and Robert
L. McNeil, Jr., each of whom is currently a director, and John E. Gurski and Alan M. Sebulsky, neither of whom has previously served as a director, for election to the Board of Directors. If elected, Mr. Sebulsky will serve until the Annual Meeting of Shareholders to be held in 2000, or until such time as his successor is elected, and each of Messrs. Miller, McNeil and Gurski will serve until the Annual Meeting of Shareholders to be held in 2001, or until such time as each's respective successor is elected. The remaining directors will continue to serve as set forth below. The Board believes that each of the nominees will be available and able to serve as a director. If a nominee is unable to serve, the shares of Common Stock represented by all valid proxies will be voted for the election of such substitute as the Board may recommend, the Board may reduce the number of directors to eliminate the vacancy or the Board may fill the vacancy at a later date after selecting an appropriate nominee. Certain information concerning the nominees and those directors whose terms of office will continue following the Annual Meeting is set forth in the following table:

                          					  PRINCIPAL OCCUPATION, BUSINESS
    	NAME               AGE      EXPERIENCE AND DIRECTORSHIP
     ____               ___      ______________________________

NOMINEE FOR TERM EXPIRING IN 2000

Alan M. Sebulsky         37      Principal of Lincoln Capital Management,
					                            a private investment management firm
					                            based in Chicago, Illinois, since July
					                            1994, with responsibility for
			                            		investments in the health care industry.
			                            		Also serves on Lincoln Capital
			                            		Management's equity investment
				                            	committee.  From 1988 to May 1994,
				                            	Managing Director at Morgan Stanley &
				                            	Company, an international investment
					                            banking and brokerage firm, with
		                            			responsibility for equity research
				                            	in the pharmaceutical and medical device
			                            		industries.  From 1982 to 1988, held
				                            	various positions at T. Rowe Price &

			                            		Associates, an investment management
				                            	firm, the latest as Vice President, with
			                            		responsibility for health care
					                            investment analysis and portfolio
				                            	management.

NOMINEES FOR TERMS EXPIRING IN 2001

Marlin Miller, Jr.       64      President and Chief Executive Officer
				                            	and a director of the Company since it
				                            	was founded in 1975. From 1972 to 1975,
	                            				Vice President and a  director of
				                            	Connors Investor Services, a research
				                            	and investment management firm.  From
					                            1959 to 1972, served in several
			                            		capacities with Glen Gery Corporation,
			                            		a manufacturer of building products,
			                            		the latest as Executive Vice President
		                            			and a director. Director of Carpenter
				                            	Technology Corporation, a manufacturer
	                            				of specialty steel, and CoreStates
			                            		Financial Corp., a financial
			                            		institution.  Also, President and a
			                            		director of Arrow Precision Products,
		                            			Inc., a corporation controlled by
				                            	principal shareholders of the Company
				                            	("Precision").

Robert L. McNeil, Jr.    81      Director of the Company since
	                            				1982.  Owner of The Evergreen Company,
			                            		a private investment firm, since prior
			                            		to 1987.  Affiliated  with McNeil
				                            	Laboratories, a manufacturer of
			                            		pharmaceutical products, from 1936
			                            		to 1966, during which period served
			                            		in various capacities ending with the
				                            	office of Chairman. McNeil Laboratories
			                            		was acquired by Johnson & Johnson in
			                            		1959.  Also, a director of Precision.

John E. Gurski           55      Corporate Vice President of AMP
			                            		Incorporated, a multinational company
			                            		engaged in the development, manufacture
				                            	and marketing of systems for electrical
	                            				and electronic applications ("AMP"),
				                            	since 1989. President, Europe, Middle
				                            	East and Africa, of AMP since July
	                            				1995 and beginning January 1, 1997,
		                            			President, Global Operations, of AMP.
				                            	Corporate Vice President, Europe, of
				                            	AMP from September 1993 to July 1995
		                            			and Corporate Vice President, Business
				                            	& Operations Planning International, of
				                            	AMP from January 1992 to September 1993.
		                            			Corporate Vice President, Capital Goods
				                            	Business Sector, of AMP from 1989 to
			                            		January 1992 and Divisional Vice
		                            			President, Operations, of AMP from 1987
				                            	to 1989. From 1972 to 1987, served in
				                            	various manufacturing and operating
	                            				capacities with AMP. Prior thereto,
	                            				was employed by General Motors Corporation.

DIRECTORS WHOSE TERMS EXPIRE IN 1998

Raymond Neag             65      Executive Vice President since April
				                            	1992 and prior thereto Senior Vice
				                            	President of the Company.
				                            	Officer and a director of the
		                            			Company since it was founded in 1975.
			                            		From 1973 until joining the Company,
		                            			General Manager of the Arrow Products
	                            				Division of Rockwell International
			                            		Corporation, the Company's predecessor
		                            			(the "Rockwell Division"). From 1971 to
			                            		1973, President of Teledyne Dental
			                            		Products, a manufacturer of dental
		                            			products and a division of Teledyne,
			                            		Inc.  Prior to 1971, Vice President
	                            				and Director of Marketing of Sherwood
			                            		Medical, Inc., a medical device company.
		                            			Also, Secretary and a director of Precision.

Richard T. Niner         57      Director of the Company since
			                            		1982. General partner since 1985 of
				                            	Brynwood Management and since 1988 of
			                            		Brynwood Management II L.P., entities
				                            	that serve as general partners of two
				                            	private investment partnerships based
			                            		in Greenwich, Connecticut. Director of
			                            		Air Express International Corporation,
			                            		an international air freight forwarder,
			                            		and Hurco Companies, Inc., a
		                            			manufacturer of computer numerical
		                            			controls ("CNC") and CNC metal working
			                            		machines.  Also, a director of Precision.

DIRECTORS WHOSE TERMS EXPIRE IN 1999

John H. Broadbent, Jr.   58      Vice President-Finance, Treasurer
		                            			and a director of the Company since it
			                            		was founded in 1975.  From 1966 to 1975,
		                            			served in several capacities with
			                            		Carpenter Technology Corporation,
			                            		a specialty steel manufacturer, the
				                            	latest as Manager-Market Planning
				                            	& Development.  From 1964 to 1966,
		                            			consultant in the Management Advisory
			                            		Services Department of the international
		                            			accounting firm of Price Waterhouse
	                            				& Co.  Also, Vice President-Finance,
		                            			Treasurer and a director of Precision.

George W. Ebright        58      Director of the Company since October
				                            	1993. Director of Cytogen Corporation,
			                            		a biopharmaceutical company engaged in
				                            	the development of diagnostic and
				                            	therapeutic substances in human health
			                            		care applications ("Cytogen"), from
	                            				February 1989 until May 1995.  Chairman
				                            	of the Board of Cytogen from February
					                            1990 until January 1995 and President
				                            	from February 1989 to August 1991.
				                            	Prior thereto, President and Chief
			                            		Operating Officer and a director
				                            	of SmithKline Beckman Corporation, a
		                            			health care and life services company
				                            	engaged in the marketing of a broad
			                            		line of prescription and proprietary
		                            			products for human and animal health
				                            	care, as well as diagnostic and
				                            	analytical products and services.
			                            		From 1963 through 1987, held several
				                            	senior management positions with
		                            			SmithKline & French Laboratories
		                            			and two of its divisions.  Director of
		                            			NABI, Inc., a biopharmaceutical
			                            		company which develops products
		                            			for the prevention and treatment of
				                            	infectious diseases, and The West
			                            		Company, a supplier of specialized
	                            				packaging systems to the health care
				                            	and consumer products industries.
		                            			Also, a director of Precision.

DIRECTOR WHOSE TERM EXPIRES IN 2000

T. Jerome Holleran       60      Vice President, Secretary and a
			                            		director of the Company since it was
				                            	founded in 1975. Since February 1986,
		                            			Vice President, Chief Operating Officer
	                            				and a director of Precision. Since
				                            	1991, President of Endovations, Inc., a
			                            		subsidiary of Precision that
				                            	manufactured and marketed certain
	                            				gastroenterological medical products
			                            		until the sale in June 1996 of a
				                            	portion of its business to the
	                            				Company and the remainder to an
				                            	unrelated third party.  From 1971 to
			                            		1975, Director of Business Planning-
		                            			Textile Divisions of Rockwell
				                            	International Corporation and a
			                            		Marketing Manager of the Rockwell
		                            			Division.  From 1969 to 1971,
			                            		consultant with the management
                            					consulting firm of Booz, Allen and
			                            		Hamilton.

BOARD OF DIRECTORS AND COMMITTEES OF THE BOARD

	    The Board of Directors conducts its business through meetings of the Board and through activities of its committees.  The Board of Directors held four meetings during fiscal 1996.  All of the directors attended 100% of the meetings of the Board and any committee on which they served during fiscal
1996.  Among the committees of the Board are the Audit Committee and the
Compensation Committee.

    	The Audit Committee, among other things, recommends the firm to be appointed as independent accountants to audit the Company's financial statements, discusses the scope and results of the audit with the independent accountants, reviews with management and the independent accountants the Company's interim and year-end operating results, considers the adequacy of the internal accounting controls and audit procedures of the Company and reviews the non-audit services to be performed by the independent accountants. The members of the Audit Committee currently are Richard
T. Niner, who acts as Chairman of the Committee, Robert L. McNeil, Jr.
and George W. Ebright, none of whom are employees of the Company. The Audit Committee met twice during the fiscal year ending August 31, 1996.

    	The Compensation Committee reviews and recommends the compensation arrangements for executive management of the Company, including salaries, bonuses and grants of awards under, and administration of, the Company's 1992 Stock Incentive Plan. The Compensation Committee selects employees to whom awards will be made under the 1992 Stock Incentive Plan, determines the number of shares to be optioned or awarded, and the time, manner of exercise and other terms of the awards. The members of the Compensation Committee currently are Mr. Niner, Mr. McNeil and Mr. Ebright, who acts as Chairman of the Committee. The Compensation Committee met twice during fiscal 1996.

COMPENSATION OF DIRECTORS

    	The Company's directors who are not officers or employees of the Company receive a quarterly fee of $3,500 for Board membership, a fee of $1,000 for attendance at each Board meeting and a fee of $500 for attendance at each Committee meeting. Directors are reimbursed for reasonable expenses incurred in connection with attending Board and Committee meetings. The Chairmen of the Audit Committee and the Compensation Committee each receive an additional fee of $2,000 per year.

    	To promote the Company's ability to attract and retain outside directors and to provide them with an incentive to maintain and enhance the Company's long-term performance, stock awards are made to directors who are not also employees or consultants of the Company and who were not shareholders of the Company at the time of the Company's initial public offering on June 9, 1992. The stock awards are made pursuant to the Company's Directors Stock Incentive Plan in the form of non-qualified stock options. The plan was approved by the Company's shareholders at the Company's Annual Meeting of Shareholders held on January 17, 1996, on which date the plan became effective (the "Effective Date"). On the later of the Effective Date or upon an eligible director's first election to the Board, such eligible director receives options to purchase 5,000 shares of Common Stock. On the date each year when directors are elected to the Board, eligible directors receive options to purchase an additional 500 shares of Common Stock.
Mr. Ebright was the only director eligible to receive awards under the plan during fiscal 1996 and, in accordance with the terms of the plan, was granted options to purchase 5,000 shares of Common Stock on the Effective Date at an exercise price of $38.00 per share. If elected to the Board at the Annual Meeting, each of Messrs. Gurski and Sebulsky will be granted options pursuant to the plan to purchase 5,000 shares of Common Stock at an exercise price equal to the closing price per share of the Common Stock on the date of the Annual Meeting as reported on the Nasdaq National Market System.
In addition, on such date, Mr. Ebright will receive options pursuant to the plan to purchase an additional 500 shares of Common Stock at such exercise price.

				                               	-7-
EXECUTIVE OFFICERS

	    The executive officers of the Company, their positions with the Company, business history and certain other information, as of November 29, 1996, are set forth below.

NAME                    OFFICE                                       AGE
____                    ______                                       ___

Marlin Miller, Jr.      President and Chief Executive Officer         64
Raymond Neag            Executive Vice President                      65
John H. Broadbent, Jr.  Vice President-Finance and Treasurer          58
T. Jerome Holleran      Vice President and Secretary                  60
Philip B. Fleck         Vice President-Research and Manufacturing     52
Paul L. Frankhouser     Vice President-Marketing                      51
Thomas D. Nickel        Vice President-Regulatory Affairs and
			                     Quality Assurance                             57
Keith S. Bair           Controller                                    41

    	Marlin Miller, Jr. has served as President and Chief Executive Officer and a director of the Company since it was founded in 1975. From 1972 to 1975, Mr. Miller served as Vice President and a director of Connors Investor Services, a research and investment management firm. From 1959 to 1972, Mr. Miller served as Executive Vice President and a director of Glen Gery Corporation, a manufacturer of building products. Mr. Miller is also President and a director of Precision, and during fiscal 1996 devoted approximately 10% of his business time to Precision. See "Certain Transactions." He is a director of Carpenter Technology Corporation, a manufacturer of specialty steel, and CoreStates Financial Corp., a financial institution.

    	Raymond Neag has served as Executive Vice President since 1992 and prior thereto served as Senior Vice President of the Company. Mr. Neag has been an officer and a director of the Company since it was founded in 1975. From 1973 until joining the Company, Mr. Neag served as General Manager of the Rockwell Division. From 1971 to 1973, Mr. Neag was President of Teledyne Dental
Products, a manufacturer of dental products, which is a division of Teledyne, Inc. Prior to 1971, Mr. Neag was Vice President and Director of Marketing of Sherwood Medical, Inc., a medical device company. Mr. Neag also serves as Secretary and a director of Precision.

     John H. Broadbent, Jr. has served as Vice President-Finance, Treasurer and a director of the Company since it was founded in 1975. From 1966 to 1975, Mr. Broadbent served in several capacities with Carpenter Technology Corporation, a specialty steel manufacturer, the latest as Manager-Market Planning & Development. From 1964 to 1966, Mr. Broadbent was employed as a consultant in the Management Advisory Services Department of Price Waterhouse
& Co. Mr. Broadbent also serves as Vice President-Finance, Treasurer and a director of Precision, and during fiscal 1996 devoted approximately 10% of his business time to Precision. See "Certain Transactions."

	    T. Jerome Holleran has served as Vice President, Secretary and a director of the Company since it was founded in 1975. Since February 1986, Mr. Holleran has also been Vice President, Chief Operating Officer and a director of Precision. During fiscal 1996, Mr. Holleran devoted approximately 90% of his business time to Precision and approximately 10% of his business time to Arrow. Since 1991, Mr. Holleran has also served as President of Endovations, Inc., a subsidiary of Precision that manufactured and marketed certain gastroenterological medical products until the sale in June 1996 of a portion of its business to the Company and the remainder to an unrelated third party. See "Certain Transactions." From 1971 to 1975, Mr. Holleran served as Director of Business Planning-Textile Divisions of Rockwell International Corporation and as a Marketing Manager of the Rockwell Division. From 1969 to 1971, Mr. Holleran was employed as a consultant by Booz, Allen and Hamilton.

    	Philip B. Fleck has served as Vice President-Research and Manufacturing since June 1994 and prior thereto served as Vice President-Research and Engineering of the Company since 1986. From 1975 to 1986, Mr. Fleck served as Engineering Manager of the Company. From 1971 to 1975, Mr. Fleck served as Equipment Design Manager and Engineering Manager of the Rockwell Division. From 1967 to 1971, Mr. Fleck served as Manufacturing Development Engineer of Atlas Chemical Industries, a manufacturer of aerospace components.

    	Paul L. Frankhouser has served as Vice President-Marketing of the Company since 1986. From 1980 to 1986, Mr. Frankhouser served as Manager of Marketing of the Company. From 1977 to 1980, Mr. Frankhouser served as Product Manager-Medical Devices of the Company. From 1975 to 1977, Mr. Frankhouser served as Manager of Medical Products and Process Development of the Company. Prior to 1975, Mr. Frankhouser served as a Project Engineer of the Rockwell Division.

    	Thomas D. Nickel has served as Vice President-Regulatory Affairs and Quality Assurance of the Company since 1991. From 1986 to 1991, Mr. Nickel served as Director of Regulatory Affairs and Quality Assurance of the Company. Prior to joining the Company, Mr. Nickel served as Director of Regulatory Affairs and Quality Assurance of Omnis Surgical, Inc., a former subsidiary of Baxter International, Inc. that manufactured anesthesiological and other related products.

    	Keith S. Bair has served as Controller of the Company since 1991. From 1984 to 1991, Mr. Bair served as the General Accounting Manager of the Company. From 1982 to 1984, Mr. Bair served as the Assistant Controller for AM Cable TV Industries, Inc., a maker of cable distribution systems for cable television franchise owners. From 1979 to 1982, Mr. Bair was employed as an accountant by Albert Olsen & Co., Certified Public Accountants.


                 		 	 SECURITY OWNERSHIP OF CERTAIN
		                   BENEFICIAL OWNERS AND MANAGEMENT

    	The following table sets forth, as of November 29, 1996, the beneficial ownership of Common Stock by (i) each director and director nominee who is a shareholder, (ii) each of the executive officers named in the Summary Compensation Table below, (iii) all directors and officers as a group (including the named individuals), and (iv) each beneficial owner of more than 5% of the outstanding Common Stock. Except as otherwise indicated in the notes immediately following the table, the persons named in the table have sole voting and investment power with respect to all shares of Common Stock shown as beneficially owned by them, subject to community property laws where applicable.



                                     AMOUNT                PERCENT OF
          NAME                 BENEFICIALLY OWNED          CLASS OWNED
          ____                 __________________          ___________

Marlin Miller, Jr. ..........     4,232,300(1)                18.2%
Richard T. Niner   ..........     3,039,737(2)                13.1
Robert L. McNeil, Jr. .......     2,433,344(3)                10.5
Raymond Neag ................     2,067,000(4)                 8.9
John H. Broadbent, Jr. ......       951,840(5)                 4.1
T. Jerome Holleran . ........       777,925(6)                 3.3
Paul L. Frankhouser .........        46,633(7)                  *
Philip B. Fleck .............        40,000(8)                  *
George W. Ebright ...........           500                     *
All directors and officers as a
group (11 persons) ..........    13,604,340(9)                58.6

Richard T. Niner and
   Robert W. Cruickshank,
   as Trustees of the Robert L.
   McNeil, Jr. 1983 Intervivos
   Trust dated November 30,
   1983 .....................     2,312,247                   10.0
c/o Morgan Guaranty Trust
   Company of New York
   9 West 57th Street
   New York, New York  10019
   Attention:  Mr. Eugene Wilks

___________________________

 *      Less than one percent.

(1) Includes 1,000 shares owned by Mr. Miller's wife, as to which Mr. Miller disclaims beneficial ownership.

(2) Shares beneficially owned include an aggregate of 9,075 shares owned by Mr. Niner's wife and two children, as to which Mr. Niner disclaims beneficial ownership, and 2,312,247 shares held by Kingsley & Co., as nominee for the Robert L. McNeil, Jr. 1983 Intervivos Trust (the "McNeil Trust"), of which Mr. Niner is one of two trustees who have shared power to vote and dispose of the shares of Common Stock held in such trust.

(3) Includes 500 shares owned by Mr. McNeil's wife, as to which Mr.
McNeil disclaims beneficial ownership. Excludes 2,312,247 shares held by Kingsley & Co., as nominee for the McNeil Trust, of which Mr. McNeil was the grantor for the benefit of Mr. McNeil and his lineal descendants. Mr. McNeil disclaims beneficial ownership of such shares held in the McNeil Trust.

(4) Includes 200,000 shares owned by the estate of Evelyn J. Neag
(who was Mr.Neag's wife), of which Mr. Neag is the administrator.

                   	(footnotes continued on next page)

(5) Includes 15,000 shares owned by Mr. Broadbent's wife, as to which Mr. Broadbent disclaims beneficial ownership. Also includes 31,400 shares held by a charitable foundation of which Mr. Broadbent is one of three trustees who have shared power to vote and dispose of the shares of Common Stock held by such foundation.

(6) Includes 25,000 shares owned by Mr. Holleran's wife, as to which Mr. Holleran disclaims beneficial ownership.

(7) Includes 300 shares owned by Mr. Frankhouser's children, as to which Mr. Frankhouser disclaims beneficial ownership.

(8) Includes 10,000 shares owned by Mr. Fleck's wife, as to which Mr. Fleck disclaims beneficial ownership.

(9) See footnotes (1) through (8) above.


	Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and the rules promulgated thereunder require the Company's officers and directors and persons who own more than ten percent of a registered class of the Company's equity securities to file reports of ownership and changes in ownership with the Securities and Exchange Commission ("SEC") and to furnish to the Company copies of all such filings. The Company has determined, based solely upon a review of (i) those reports and amendments thereto furnished to the Company during and with respect to the year ended August 31, 1996, and (ii) written representations from certain reporting persons, that Paul L. Frankhouser, Vice President-Marketing of the Company, in filing a Form 4 to report his sale of 134 shares of Common Stock, inadvertently overstated the amount of such sale by two shares, which error was subsequently corrected by an amendment to the Form 4.




                          	EXECUTIVE COMPENSATION

	The following table summarizes, for the Company's past three fiscal years, all compensation paid to the Company's Chief Executive Officer and the four most highly compensated other executive officers of the Company whose salary and bonus exceed $100,000 for the fiscal year ended August 31, 1996.

                                      	SUMMARY COMPENSATION TABLE
                                            Annual
                                        Compensation(1)        Long-Term Compensation(1)
                                     ---------------------    --------------------------
                                                               Restricted     Securities
   Name and               Fiscal                                 Stock        Underlying      All Other
Principal Position         Year      Salary($)  Bonus($)(2)    Awards($)(3)   Options(#)     Compensation($)
------------------        ------     ---------  -----------    ------------   ----------     ---------------
Marlin Miller, Jr.        1996       284,116(4)      -0-            -0-           -0-           197,355(5)
President and Chief       1995       270,583(4)    262,466          -0-           -0-           199,716(5)
Executive Officer         1994       257,698(4)    235,149          -0-           -0-           201,451(5)


Raymond Neag              1996       228,864         -0-            -0-           -0-           113,327(6)
Executive Vice            1995       217,968       169,143          -0-           -0-           113,981(6)
President                 1994       207,589       151,540          -0-           -0-           125,716(6)


John H. Broadbent, Jr.    1996       177,574(7)      -0-            -0-           -0-            70,734(8)
Vice President-Finance    1995       169,117(7)    145,817          -0-           -0-            70,953(8)
and Treasurer             1994       161,060(7)    130,638          -0-           -0-            70,589(8)



                                     (table continued on next page)

                                    -11-

                                             Annual
                                          Compensation         Long-Term Compensation(1)
                                     -----------------------   -------------------------
                                                               Restricted      Securities
   Name and             Fiscal                                   Stock         Underlying       All Other
Principal Position       Year        Salary($)    Bonus($)(2)  Awards($)(3)    Options (#)   Compensation($)
------------------      ------       ---------    -----------  ------------    -----------   ---------------
Philip B. Fleck         1996         173,250         24,272         -0-         10,000(9)       4,733(10)
Vice President-Research 1995         165,000         88,062         -0-          -0-            4,794(10)
and Manufacturing       1994         141,300         72,270        41,500(11)    -0-            4,176(10)


Paul L. Frankhouser     1996         173,250         24,272         -0-         10,000(12)      4,556(10)
Vice President-         1995         165,000         88,062         -0-          -0-            4,881(10)
Marketing               1994         127,200         96,588        41,500(13)    -0-            4,415(10)

_____________________________

(1) Column with respect to "Other Annual Compensation" has not been included in this table because there has been no such Other Annual Compensation awarded to, earned by or paid to any of the executive officers named above for any fiscal year covered in the table.

(2) Includes annual incentive and profit sharing bonuses earned with respect to fiscal 1996, part of which were paid in fiscal 1997.

(3) Recipients of restricted stock awards are entitled to dividends, if any, paid on Common Stock in respect of restricted shares of Common Stock held by them.

(4) In addition, Precision paid $31,568, $30,065 and $28,633 as salary to Mr. Miller in fiscal 1996, 1995 and 1994, respectively, in respect of Mr. Miller's devotion of approximately 10% of his business time to Precision during each such fiscal year. See "Certain Transactions."

(5) Consists of (i) matching contributions in the amount of $4,294, $4,903 and $5,225 made by the Company to Mr. Miller's account under the Company's 401(k) Plan in fiscal 1996, 1995 and 1994, respectively, and
     (ii) insurance premiums in the amount of $193,061, $194,813 and $196,226 paid by the Company in fiscal 1996, 1995 and 1994, respectively, in respect of term life insurance policies owned by certain trusts established by Mr. Miller, which premium payments must be repaid to the Company from either (a) the cash surrender value of such policies or (b) the death benefits of such policies.

(6) Consists of (i) matching contributions in the amount of $4,765, $4,719 and $4,306 made by the Company to Mr. Neag's account under the Company's 401(k) Plan in fiscal 1996, 1995 and 1994, respectively, and (ii) insurance premiums in the amount of $108,562, $109,262 and $121,410 paid by the Company in fiscal 1996, 1995 and 1994, respectively, in respect of the term life insurance policies owned by certain trusts established by Mr. Neag, which premium payments must be repaid to the Company from either (a) the cash surrender value of such policies or (b) the death benefit of such policies.

(7) In addition, Precision paid $19,730, $18,791 and $17,896 as salary to Mr. Broadbent in fiscal 1996, 1995 and 1994, respectively, in respect of Mr.Broadbent's devotion of approximately 10% of his business time to Precision during each such fiscal year. See "Certain Transactions."


	                      (footnotes continued on next page)

(8) Consists of (i) matching contributions in the amount of $4,745, $4,653 and $3,972 made by the Company to Mr. Broadbent's account under the Company's 401(k) Plan in fiscal 1996, 1995 and 1994, respectively, and
     (ii) insurance premiums in the amount of $65,989, $66,300 and $66,617 paid by the Company in fiscal 1996, 1995 and 1994, respectively, in respect of term life insurance policies owned by a certain trust established by Mr. Broadbent, which premium payments must be repaid to the Company from either (a) the cash surrender value of such policies or
     (b) the death benefits of such policies.

(9) Represents an award to Mr. Fleck on January 17, 1996 of incentive stock options to purchase 10,000 shares of Common Stock at an exercise price of $38.00 per share under the Company's 1992 Stock Incentive Plan. Subject to Mr. Fleck's continued employment with the Company, 20% (i.e., 2,000 options) of such stock option award will vest on each of the first through the fifth anniversary of the date of such award (i.e., January
     17). The options are subject to immediate vesting upon the occurrence of certain change in control events. See "Option Grants."

(10) Represents matching contributions made by the Company to the account of each of Messrs. Fleck and Frankhouser under the Company's 401(k) Plan in fiscal 1996, 1995 and 1994, respectively.

(11) Represents an award to Mr. Fleck of 2,000 shares of restricted Common Stock on December 1, 1993 under the Company's 1992 Stock Incentive Plan. Subject to Mr. Fleck's continued employment with the Company, 20% (i.e., 400 shares) of such restricted stock award will vest on each of the first through the fifth anniversary of the date of such award (i.e., December 1), and such restricted stock will be entitled to all dividends paid in respect of the Common Stock during such vesting period. As of August 31, 1996, Mr. Fleck owned 38,800 shares of vested restricted Common Stock and 1,200 shares of non-vested restricted
     Common Stock having an aggregate value of $1,070,000, based upon a closing price of $26.75 per share on August 30, 1996 as reported on the Nasdaq National Market System.

(12) Represents an award to Mr. Frankhouser on January 17, 1996 of incentive stock options to purchase 10,000 shares of Common Stock at an exercise price of $38.00 per share under the Company's 1992 Stock Incentive Plan. Subject to Mr. Frankhouser's continued employment with the Company, 20% (i.e., 2,000 options) of such stock option award will vest on each of the first through the fifth anniversary of the date of such award (i.e., January 17). The options are subject to immediate vesting upon the occurrence of certain change in control events. See "Option Grants."

(13) Represents an award to Mr. Frankhouser of 2,000 shares of restricted Common Stock on December 1, 1993 under the Company's 1992 Stock Incentive Plan. Subject to Mr. Frankhouser's continued employment with the Company, 20% (i.e., 400 shares) of such restricted stock award will vest on each of the first through the fifth anniversary of the date of such award (i.e., December 1), and such restricted stock will be entitled to all dividends paid in respect of the Common Stock during such vesting period. As of August 31, 1996, Mr. Frankhouser owned 45,433 shares of vested restricted Common Stock and 1,200 shares of non-vested restricted Common Stock having an aggregate value of $1,247,433, based upon a closing price of $26.75 per share on August 30, 1996 as reported on the Nasdaq National Market System.

OPTION GRANTS

            	The following table sets forth certain information, as of August 31, 1996, concerning individual grants of stock options made during the fiscal year ended August 31, 1996 to the persons named in the Summary Compensation Table above.

                                     -13-

                        	OPTION GRANTS IN FISCAL 1996

				                                                                                          Potential Realizable Value at
                                                                                              Assumed Annual Rates of Stock
                                            Individual Grants                                 Appreciation for Option Term
                     ---------------------------------------------------------------------    -----------------------------
                         Number of          Percent of Total
                         Securities         Options Granted
                     Underlying Options     to Employees in        Exercise     Expiration
    Name                 Granted (#)         Fiscal Year (1)     Price ($/sh)      Date           5%              10%
------------------   ------------------     ----------------     ------------   ----------    --------         ---------
Philip B. Fleck          10,000(2)                5.8%             $38.00        01/17/06     $238,980         $605,622
Paul L. Frankhouser      10,000(2)                5.8%              38.00        01/17/06      238,980          605,622

__________________

(1) Based upon total grants of options in respect of 171,700 shares of Common Stock made during fiscal 1996.

(2)  Granted pursuant to the Company's 1992 Stock Incentive Plan on
     January 17, 1996. Subject to continued employment by the Company, 20% (i.e., 2,000) of such options will vest on each of the first through the fifth anniversary of such date. The options are subject to immediate vesting upon the occurrence of certain change in control events.


       AGGREGATE YEAR-END OPTION VALUES

             The following table provides information concerning stock options exercised during fiscal 1996 and the number of unexercised options held by the individuals named in the Summary Compensation Table as of August 31, 1996. As of August 31, 1996, there were no unexercised, "in the money" options because the exercise price of such options exceeded the fair market value of the Common Stock as of such date.

       	AGGREGATED OPTION EXERCISES IN FISCAL 1996 AND YEAR-END OPTION VALUES
                                                             Number of Securities
                                                            Underlying Unexercised         Value of Unexercised
                                                                  Options at              In-the-Money Options at
                                                             August 31, 1996 (#)           August 31, 1996 ($)(1)
                                                          ---------------------------   --------------------------
                      Shares Acquired       Value
   Name               On Exercise (#)     Realized ($)    Exercisable   Unexercisable   Exercisable  Unexercisable
---------------       ---------------     ------------    -----------   -------------   -----------  -------------
Philip B. Fleck             --                 --             --            10,000          --            --
Paul L. Frankhouser         --                 --             --            10,000          --            --

__________________

(1) Based upon a closing price of the Common Stock of $26.75 per share on August 30, 1996 as reported on the Nasdaq National Market System and an option exercise price of $38.00, none of the options are currently "in the money."


       RETIREMENT PLAN

	                   The Retirement Plan for Salaried Employees of Arrow International, Inc. became effective on September 1, 1978, and was amended and restated as of September 1, 1984 and September 1, 1989
       (the "Retirement Plan"). The Retirement Plan is a non-contributory defined benefit pension plan intended to be qualified under Section 401(a) of the Internal Revenue Code. The Retirement Plan covers salaried employees of the Company who have attained age 21 and completed one year of service and provides benefits based upon years of service and compensation. All of the executive officers of the Company participate in the Retirement Plan. Benefits under the

       Retirement Plan are based on an annual rate of 1.25% of a participant's final average earnings multiplied by such participant's years of credited service with the Company after September 1, 1975, but may not exceed $25,000 annually. Final average earnings are defined under the Retirement Plan as the participant's average annual compensation, excluding discretionary bonuses and subject to annual limitations on compensation under the Internal Revenue Code, during the 60 consecutive months in the final 120 months of the participant's employment which produce the highest average. Benefits under the Retirement Plan are payable upon normal retirement, which is the later of age 65 or the fifth anniversary of commencing plan participation, early retirement at age 55 following ten years of service, death, disability or other termination of employment following five years of vesting service, and may be paid under various annuity forms of payment.

                   	Contributions to the Retirement Plan for any year depend on the assumptions used by the actuary for the Retirement Plan, historic investment experience and the level of prior years' funding.
       The annual contribution made by the Company to the Retirement Plan for fiscal 1994, 1995 and 1996 was $46,936, $35,202 and $549,199,
       respectively, equivalent to approximately 0.3% for fiscal 1994, 0.2% for fiscal 1995 and 3.1% for fiscal 1996 of the covered compensation of all participants in the plan. The amount of the contribution, payment or account in respect of a specified person is not and cannot readily be separately or individually calculated by the actuary of the Retirement Plan. Based on the projected years of credited service and final average earnings of each of the executive officers of the Company, each of these executive officers, upon reaching the normal retirement age, will be entitled to receive as a straight life annuity the maximum annual benefit of $25,000 under the Retirement Plan.


	              COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

                   	The Compensation Committee reviews and establishes, subject to approval of the Board of Directors, the compensation arrangements for executive management of the Company, including salaries, bonuses and grants of awards under, and administration of, the Company's 1992 Stock Incentive Plan. The Compensation Committee is composed of three non-employee directors of the Company.


       COMPENSATION PHILOSOPHY

      	             Arrow International's executive compensation program is designed to attract, retain, motivate and reward effective executive officers and to link executive compensation with the attainment of financial, operational and strategic objectives. In establishing the program, the Compensation Committee assesses the performance of individuals and the Company relative to those objectives.

	                   The Company's compensation program generally provides incentives to achieve annual and long-term objectives. The principal elements of the compensation program are base salary, annual incentive bonuses and long-term incentive awards in the form of stock options, stock appreciation rights and/or grants of restricted Common Stock.
       These elements generally are blended in order to formulate compensation packages which provide competitive pay, reward the achievement of financial, operational and strategic objectives and align the interests of the Company's executive officers and other higher level personnel with those of the Company's shareholders.

	                    BASE SALARY.  Base salary levels for executive officers
       are derived from market comparisons with similarly-sized companies engaged in the manufacture of medical  products for the health care industry with which the Company competes for executive talent.  The
       Compensation Committee believes that the Company's most direct competitors for this purpose are not necessarily all of the companies that would be included in a peer group established to compare shareholder returns.  Therefore, the compensation peer group is not the same as the peer group index set forth in the Performance Graph included in this Proxy Statement.  Based on information currently available to the Compensation Committee, the Compensation Committee
       believes that base salary levels for executive officers, including the
       Chief Executive Officer, are, on average, at or near the median of base salary levels for executive officers of companies included in the
       Company's compensation peer group.  In determining executive officers'
       salaries, the Compensation Committee also considers individual experience and prior service to the Company, level of responsibility and overall job performance.  The Compensation Committee does not assign weights to these factors nor necessarily consider any one more important than the others.  The Compensation Committee reviews the performance of the Chief Executive Officer and, in determining his level of compensation for fiscal 1996, in addition to consideration of industry comparisons and individual performance, has taken particular note of the Company's achievements in fiscal 1996 in the following key areas:  management efficiency; continued expansion of the Company's international production and marketing presence and, in particular, the Company's commencement of operations at its recently completed manufacturing and research facility in the Czech Republic;
       the successful introduction of new products into the market and the advancement of products under development; and the Company's overall growth and profitability.

                   	ANNUAL INCENTIVE BONUSES. Annual incentive bonuses are based on two plans: a Company-wide corporate profit sharing plan (the "Profit Sharing Plan") and a pretax income growth plan limited to certain executive officers (the "Income Growth Bonus Plan").

	                   Each year of the Profit Sharing Plan begins on November 1st. For purposes of determining the amounts available for distribution under the Profit Sharing Plan, during each month of each plan year the pre-tax income of the Company, excluding royalty revenue, profit sharing expense and other extraordinary income and expense, for the current and two immediately preceding months is averaged, and a fixed percentage of this average is allocated to the Profit Sharing Plan. The amount allocated to the Profit Sharing Plan is apportioned to each participating employee in proportion to the fraction that such employee's compensation for that month represents of the total monthly compensation for all plan participants. Each month the Company distributes to each plan participant 75% of the plan proceeds allocable to such participant, while the remainder of such amount is accumulated for the benefit of such participant and paid out on an annual basis in December of the immediately following plan year. Messrs. Miller, Neag, Broadbent and Holleran and the Company's field sales representatives do not participate in the Profit Sharing Plan.

                   	Pursuant to the Income Growth Bonus Plan, at the discretion of the Compensation Committee, Messrs. Miller, Neag, Broadbent, Fleck and Frankhouser are eligible to receive annual incentive bonuses equal to 4.5, 4.0, 4.0, 2.0 and 2.0 times, respectively, the percentage growth in pretax income, adjusted for extraordinary income and expense, of the Company over the previous year times their respective base pay. For fiscal 1996, the Company's pretax income, adjusted for extraordinary income and expense, decreased by 3.2% from fiscal 1995. Consequently, Messrs. Miller, Neag, Broadbent, Fleck and Frankhouser were not paid any incentive bonuses in fiscal 1996. The Compensation Committee continues to believe that payment of bonuses specifically linked to the growth in profitability of the Company provides appropriate and effective rewards for successful individual performances that contribute directly to the overall success of the Company. Therefore, it is the present intention of the Compensation Committee to approve payment of incentive bonuses in fiscal 1997 to the eligible senior executive officers of the Company pursuant to the Income Growth Bonus Plan to the extent that the Company in fiscal 1997 achieves an increase in pretax income, adjusted for extraordinary income and expense, over fiscal 1996.

       LONG-TERM INCENTIVE AWARDS. To promote the Company's long- term objectives, stock awards are made to executive officers and other employees who are in a position to make a significant contribution to the Company's long-term success. The stock awards are made pursuant to the Arrow

International, Inc. 1992 Stock Incentive Plan in the form of stock options, stock appreciation rights ("SARs") and grants of restricted Common Stock.
Up until May 31, 1992 when such plan terminated, grants of restricted shares of the Company's previously outstanding Class A Common Stock were made pursuant to the Company's Restricted Stock Bonus Plan. Executive officers of the Company who were shareholders of the Company other than through participation in the Restricted Stock Bonus Plan, including Messrs. Miller, Neag, Broadbent and Holleran, were ineligible to receive awards of restricted stock under this plan.

      	Since the stock options, SARs and restricted stock awards vest and may grow in value over time, these components of the Company's compensation plan are designed to reward performance over a sustained period. The Company intends that these awards will strengthen the focus of its executives and other key employees on managing the Company from the perspective of a person with an equity stake in the Company. The Compensation Committee believes that, as a founder and principal shareholder of the Company, each of Messrs. Miller, Neag and Broadbent currently have sufficient incentive to promote the long-term growth of the Company and, therefore, none of such executive officers has, to date, received any stock awards.

	      Stock awards are not granted each year. In selecting recipients and the size of stock awards, the Compensation Committee generally considers various factors such as the overall job performance and potential of the recipient, prior grants to and amount of Common Stock currently held by the recipient, prior service to the Company, a comparison of awards made to executives and key employees in comparable positions at similar companies, and the Company's performance. In fiscal 1996, incentive stock options to purchase an aggregate of 171,700 shares of Company Stock at an exercise price of $38.00 per share were awarded on January 17, 1996 to certain executive officers (including Messrs. Fleck and Frankhouser) and other key employees of the Company. In selecting the recipients and size of these awards, the Compensation Committee placed particular emphasis on such executives' and key employees' overall job performance, their potential for continued excellent service and significant contribution to the Company's growth and profitability during fiscal 1996 and awards to individuals who had previously not been selected due to insignificant length of service to the Company.
Stock awards granted to executives at other companies were not considered by the Compensation Committee in connection with such awards. As a result of such awards and stock awards made prior to fiscal 1996, each of the Company's executive officers who were not also founders of the Company, as well as a significant number of non-executive employees of the Company, have been afforded the opportunity to enjoy an equity stake in the Company as part of their long-term compensation.

      TAX DEDUCTIBILITY OF EXECUTIVE COMPENSATION. Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"), imposes limitations on the federal income tax deductibility of compensation paid to the Company's chief executive officer and to each of the other four most highly compensated executive officers of the Company. Under these limitations, the Company may deduct such compensation only to the extent that during any fiscal year the compensation does not exceed $1,000,000 or meets certain specified conditions (such as certain performance-based compensation that has been approved by the Company's shareholders). Based on the Company's current compensation plans and policies and proposed regulations interpreting the Code, the Company and the Compensation Committee believe that, for the near future, there is not a significant risk that the Company will lose any significant tax deduction for executive compensation. The Company's compensation plans and policies will be modified to ensure full deductibility of executive compensation if the Company and the Compensation Committee determine that such an action is in the best interests of the Company.

                                         	COMPENSATION COMMITTEE
				                                      George W. Ebright, Chairman
				                                      Robert L. McNeil, Jr.
				                                      Richard T. Niner

                          	STOCK PRICE PERFORMANCE

       	Set forth below is a line graph comparing the yearly cumulative total shareholder return on the Common Stock with the cumulative total return of the Standard & Poor's 500 Stock Index and the Standard & Poor's
Medical Products and Supplies Index for the period beginning on the date of the Company's initial public offering of the Common Stock on June 9, 1992 and ending on August 31, 1996. The comparison assumes $100 was invested on June 9, 1992 in the Common Stock and in each of the foregoing indices and also assumes reinvestment of all dividends.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                            June 9,    August 31,  August 31,  August 31,  August 31,  August 31,
       Indices                1992       1992        1993        1994        1995        1996
------------------------   --------    ---------   ---------   ---------   ---------   ---------
Arrow International, Inc.  $ 100.00    $ 133.90    $ 128.91    $ 137.94    $ 229.36    $ 150.28
S&P 500 Stock Index        $ 100.00    $ 101.48    $ 116.92    $ 123.31    $ 149.76    $ 163.68
S&P Medical Products and
Supplies Index             $ 100.00    $ 104.18    $  79.94    $  93.44    $ 143.85    $ 177.81



            	COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

       	During the fiscal year ended August 31, 1996, the Compensation Committee of the Board of Directors consisted of Messrs. Ebright, McNeil and Niner, none of whom is an officer or employee of the Company or any of its subsidiaries. Each of Messrs. Ebright, McNeil and Mr. Niner is a director of Precision. See "Certain Transactions."

	                            CERTAIN TRANSACTIONS

       	Arrow Precision Products, Inc. ("Precision") is a former subsidiary of the Company engaged in the business of manufacturing and marketing certain gastroenterological and other non-catheter medical products. Precision also manufactures certain other products, such as ground needles and injection sites, primarily for use by the Company. At November 29, 1996, certain officers, directors and principal shareholders of the Company owned substantially all of Precision's outstanding common stock.

       	The directors of Precision include Messrs. Miller, Neag, Broadbent, Holleran, McNeil, Niner and Ebright. Messrs. Miller, Holleran and Broadbent are the president, the vice president and chief operating officer and the vice president-finance and treasurer of Precision, respectively. In fiscal 1996, Mr. Holleran devoted approximately 90% of his business time to Precision, which paid 90% of his salary and bonus, and devoted approximately 10% of his business time to the Company, which paid 10% of his salary and bonus. In fiscal 1996, Mr. Holleran received salary and bonus amounts of $173,623, of which amount Precision paid $156,261 and the Company paid $17,362. In fiscal 1996, Precision also reimbursed the Company for 10% of the salary of Messrs. Miller and Broadbent, each of whom devoted approximately 10% of his business time to Precision. In fiscal 1996, reimbursement payments for the services of Messrs. Miller and Broadbent amounted to $31,568 and $19,730, respectively.


       	Sales of products by Precision to the Company in fiscal 1996 amounted to $1,222,230. Although the Company has made substantially all of its purchases of such products from Precision, the Company solicits competitive quotations from unrelated suppliers and expects to purchase such products from Precision only when justified by product availability, price, quality and delivery considerations. The Company provides certain operating and administrative services to Precision, at rates which the Company believes to be comparable to those which would be charged by unrelated third parties. In fiscal 1996, the Company charged Precision $215,832 for such services. Historically, the Company also has maintained employee benefit accounts, including medical benefits, for Precision's employees, at Precision's expense. In fiscal 1996, Precision reimbursed the Company $492,796 for such expenses. Precision leases on a net lease basis approximately 34,000 square feet of office and manufacturing space at the Company's Wyomissing, Pennsylvania facility at rates believed by the Company to represent current market rates. In fiscal 1996, the Company charged Precision rent of $261,972 for such space at this facility.

      	On June 1, 1996, Arrow Tray Products, Inc. (formerly known as Endovations, Inc.), a subsidiary of Precision ("ATP"), sold certain of its assets pertaining to its liver biopsy and paracentesis tray product lines to the Company for an aggregate purchase price of $1,135,178. On such date, ATP sold the remainder of its business to an unaffiliated third party. The Company believes that the terms of its purchase of such assets from ATP were generally as favorable to the Company as those which would have been available from an unaffiliated third party.

      	The Board of Directors of the Company has completed a thorough review of the business and operations of Precision and concluded that Precision's business and operations are complementary to and not in competition with the business and operations of the Company. In addition, Precision and the Company have agreed that the Company shall have a right of first refusal to pursue for the Company's own benefit any business opportunity presented to Precision, or of which it has knowledge, that is within the scope of the Company's current or anticipated lines of business.

              	PROPOSAL 2 - RATIFICATION OF APPOINTMENT
	                     OF INDEPENDENT ACCOUNTANTS

      	The Company's independent accountants and auditors are Coopers & Lybrand L.L.P., certified public accountants. Coopers & Lybrand L.L.P. has served as the Company's independent accountants and auditors since fiscal 1985. At the Annual Meeting, the shareholders will consider and vote upon a proposal to ratify the appointment of independent accountants for the Company's fiscal year ending August 31, 1997. The Audit Committee of the Board of Directors has recommended that Coopers & Lybrand L.L.P. be re-elected as independent accountants for the 1997 fiscal year. The Board of Directors unanimously recommends that shareholders vote FOR this proposal. Proxies solicited by the Board of Directors will be voted FOR the foregoing proposal unless otherwise indicated.

       	Representatives of Coopers & Lybrand L.L.P. will be present at the Annual Meeting to make a statement, if desired, and to respond to appropriate questions from shareholders.


                              	OTHER MATTERS

        	As of the date of this Proxy Statement, the Board of Directors does not intend to present any matter for action at the Annual Meeting other than as set forth in the Notice of Annual Meeting.  If any other matters properly come before the Annual Meeting, it is intended that the holders of the proxies will act in accordance with their judgment on such matters.

        	In order to be eligible for inclusion in the proxy materials for the
Company's 1998 Annual Meeting of Shareholders, any shareholder proposal to take action at such meeting must be received at the Company's principal executive offices by August 19, 1997.  Proposals should be directed to the
Secretary of the Company at the principal executive offices of the Company.

	        The cost of the solicitation of proxies will be borne by the Company. In addition to the solicitation of proxies by mail, certain of the officers and employees of the Company, without extra compensation therefor, may solicit proxies personally or by telephone or telegraph. The Company will also request brokers, banks and other nominees, custodians and fiduciaries to forward soliciting materials to their principals and to request authority for the execution of proxies and will reimburse such persons for forwarding such materials.

         	A copy of the 1996 Annual Report accompanies this Proxy Statement. Additional copies may be obtained from the Secretary, Arrow International, Inc., P.O. Box 12888, 3000 Bernville Road, Reading, Pennsylvania 19612.

	                                   		By Order of the Board of Directors,

		                                   	T. Jerome Holleran,
		                                   	Secretary
December 16, 1996
Reading, Pennsylvania

                          ARROW INTERNATIONAL, INC.

        P.O. BOX 12888, 3000 BERNVILLE ROAD, READING, PENNSYLVANIA 19612

                  SOLICITED BY THE BOARD OF DIRECTORS FOR THE
              ANNUAL MEETING OF SHAREHOLDERS ON JANUARY 15, 1997

P The undersigned hereby appoints John H. Broadbent, Jr. and Raymond Neag, and each of them, his/her Proxies, each with full power to appoint his/her
R substitute, and hereby authorizes them to represent and to vote, as designated hereon, all shares of capital stock of ARROW INTERNATIONAL, INC.
O (the "Company") held of record by the undersigned on November 29, 1996, at the Annual Meeting of Shareholders to be held on January 15, 1997 and any
X adjournments thereof, and hereby further authorizes each of them, in their discretion, to vote upon any other business that may properly come before
Y   the meeting.

                                             (change of address/comments)
    Election of Directors, Nominees:      ______________________________________
                                          ______________________________________
    For term expiring in 2000:            ______________________________________
      Alan M. Sebulsky                    ______________________________________
                                          (if you have written in the above
    For terms expiring in 2001:           space, please mark the corresponding
      Marlin Miller, Jr.                  box on the reverse side of this card)
      Robert L. McNeil, Jr.
      John E. Gurski

You are encouraged to specify your choices by marking the appropriate boxes, SEE REVERSE SIDE, but you need not mark any box with regard to a particular proposal if you wish to vote FOR such proposal. The Proxies cannot vote your shares unless you sign and return this card.
                                                                    SEE REVERSE
                                                                        SIDE
_______________________________________________________________________________
                              FOLD AND DETACH HERE

/x/PLEASE MARK YOUR                                                     0395
   VOTES AS IN THIS
   EXAMPLE.


THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED THEREIN. IF NO DIRECTION IS GIVEN WITH RESPECT TO A PARTICULAR PROPOSAL, THIS PROXY WILL BE VOTED FOR SUCH PROPOSAL.
_______________________________________________________________________________
         THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSAL 2.
_______________________________________________________________________________

1. Election of FOR  WITHHELD 2. Ratification of appointment FOR AGAINST ABSTAIN
   Directors.  / /    / /       of Coopers & Lybrand        / /   / /     / /
   (see reverse)                L.L.P. as independent
                                accountants.

For, except vote withheld from the following nominee(s):

________________________    _________________________

________________________________________________________________________________

                                          Change of
                                          Address/Comments
                                          on Reverse Side      / /

                             The signer hereby revokes all proxies heretofore given by the signer to vote at said meeting or any adjornments thereof.

                             NOTE: Please sign exactly as name appears hereon. If shares are registered in more than one name, the signatures of all such persons are required. A corporation should sign in its full corporate name by a duly authorized officer, stating his/her title. Trustees, guardians, executors and administrators should sign in their official capacity giving their full title as such. If a partnership, please sign in the partnership name by authorized persons.

SIGNATURE(S) ____________________________   DATE ________________________

SIGNATURE(S) ____________________________   DATE ________________________

_______________________________________________________________________________
                              FOLD AND DETACH HERE


                             ARROW (REGISTERED TRADEMARK)
                                INTERNATIONAL, INC.

                            ANNUAL MEETING OF SHAREHOLDERS
                                   JANUARY 15, 1997
                                      4:00 P.M.
                               SHERATON BERKSHIRE INN
                       ROUTE 422 WEST AND PAPERMILL ROAD EXIT
                               WYOMISSING, PENNSYLVANIA